                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board of Directors, Chief Executive Officer and Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 22, 2004.

                                         /s/ Alan L. Boeckmann
                                         ---------------------------------------
                                         Alan L. Boeckmann

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 22, 2004.

                                         /s/ D. Michael Steuert
                                         ---------------------------------------
                                         D. Michael Steuert

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 22, 2004.

                                         /s/ Victor L. Prechtl
                                         ---------------------------------------
                                         Victor L. Prechtl

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 2, 2004.

                                         /s/ Peter J. Fluor
                                         ---------------------------------------
                                         Peter J. Fluor

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 22, 2004.

                                         /s/ David P. Gardner
                                         ---------------------------------------
                                         David P. Gardner

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 22, 2004.

                                         /s/ James T. Hackett
                                         ---------------------------------------
                                         James T. Hackett

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 5, 2004.

                                         /s/ Kent Kresa
                                         ---------------------------------------
                                         Kent Kresa

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of December 3, 2004.

                                         /s/ Vilma S. Martinez
                                         ---------------------------------------
                                         Vilma S. Martinez

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 22, 2004.

                                         /s/ Dean R. O'Hare
                                         ---------------------------------------
                                         Dean R. O'Hare

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 3, 2004.

                                         /s/ Joseph W. Prueher
                                         ---------------------------------------
                                         Joseph W. Prueher

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of December 6, 2004.

                                         /s/ Lord Robin W. Renwick
                                         ---------------------------------------
                                         Lord Robin W. Renwick

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of December 22, 2004.

                                         /s/ Martha R. Seger
                                         ---------------------------------------
                                         Martha R. Seger

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $500,000,000 of Fluor debt and/or equity securities covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of December 2, 2004.

                                         /s/ Suzanne H. Woolsey
                                         ---------------------------------------
                                         Suzanne H. Woolsey